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                     Amendment No. 1 dated November 12, 2003
                                       To
                  Employment Agreement dated November 12, 2002

         Amendment No. 1 (this "Amendment") dated November 12, 2003 to Employment Agreement (the "Agreement") dated November 12, 2002 between EasyLink Services Corporation ("EasyLink") and Gerald Gorman (the "Executive").

         WHEREAS, the Company and the Executive desire to amend the Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements herein set forth, the Company and the Executive hereby agree as follows:

         1. Capitalized terms used herein that are not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

         2. The parties hereto hereby agree as that the Agreement is amended as follows:

         a. Section 4(d) of the Agreement is hereby amended to read in its entirety as follows:

                  "(d)Termination Without Cause. If the Company terminates the Executive's employment without Cause, the Executive will be entitled to receive continuation of his base salary plus his target bonus for the year in which the termination has occurred (assuming performance at the 100% level for all applicable measures) and participation in the Company's standard health insurance and 401(k) plans for 12 months after the date of termination. Thereafter, except for the obligations under Section 4(g) and (h), the Company shall have no further obligation to the Executive under this Agreement."

         b. The last two sentences of Section 4(f) of the Agreement are hereby amended to read in their entirety as follows:

                  "In the event of a resignation for Good Reason, the Executive will be entitled to receive continuation of his base salary plus his target bonus for the year in which the termination has occurred (assuming performance at the 100% level for all applicable measures) and participation in the Company's standard health insurance and 401(k) plans for 12 months after the date of termination. Thereafter, except for the obligations under Sections 4(g) and (h), the Company shall have no further obligation to the Executive under this Agreement."



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         c.       Section "4(i)" is re-lettered to be Section "4(h)".

         d. Section 8(b) is hereby amended to read in its entirety as follows:

                  "(b)Notice. All notices of termination and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand or mailed by United States registered mail, return receipt requested, addressed as follows:

                           If to the Company:

                                    EasyLink Services Corporation
                                    33 Knightsbridge Road
                                    Piscataway, New Jersey 08854
                                    Attention: Compensation Committee


                           If to the Executive:

                                    Gerald Gorman
                                    EasyLink Services Corporation
                                    33 Knightsbridge Road
                                    Piscataway, New Jersey 08854

                  or to such other address as either party may designate by notice to the other, which notice shall be deemed to have been given upon receipt."


         3. Except as amended hereby, all of the provisions of the Agreement shall remain in full force and effect.

         4. The provisions of Section 8 of theAgreement shall apply, mutatis mutandis, to this Amendment.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date first written above.


EXECUTIVE                           EASYLINK SERVICES CORPORATION

/s/ Gerald Gorman                   By: /s/ Thomas Murawski
---------------------------             ---------------------------------------
Gerald Gorman                       Name: Thomas Murawski
                                    Title: Chief Executive Officer and
                                           President


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